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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 17, 2001
                                                  ------------------

                         BECTON, DICKINSON AND COMPANY

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             (Exact name of registrant as specified in its charter)

        New Jersey                 001-4802                 22-0760120
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   (State or other juris-        (Commission           (IRS Employer Iden-
  diction of incorporation)      File Number)           tification Number)

  1 Becton Drive, Franklin Lakes, New Jersey                07417-1880
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   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (201) 847-6800
                                                           -------------

                                      N/A
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        (Former name or former addresses if changed since last report.)

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Item 5.     OTHER EVENTS
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            On September 17, 2001 the Registrant announced in a press release share repurchase authorization. Attached hereto as Exhibit 99, which is incorporated herein by reference, is a copy of such press release.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BECTON, DICKINSON AND COMPANY
                                                    (Registrant)


                                              By: /s/ Kathleen M. Gibson
                                                  -----------------------
                                                      Kathleen M. Gibson
                                                      Assistant Secretary


Date: September 17, 2001

                                       2

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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
Number                 Description of Exhibits
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 99                    Press release issued September 17, 2001.